Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT of 2002

In connection with the Quarterly Report of Traqer Corp. (the “Company”) on Form 10-Q for the period ended November 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), Shlomit Chaya Frommer, Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002, that:

1.	The Quarterly Report, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Shlomit Chaya Frommer
Shlomit Chaya Frommer
Chief Financial Officer (Principal Financial Officer)

Dated: January 13, 2017